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                                                                   EXHIBIT 10.30


                                                           Visionary Forecasting
                                                  New Client Information Package
                                                         Client no._____________
                                                         Acc. no.______________
                                                               (office use only)

                                SERVICE AGREEMENT

Store name (dba) _______________________________________________________________
Full legal name of business (if different)  ____________________________________
  Invoicing address  ___________________________________________________________
  City _______________________________  State ______  Zip code _________________
                                                              (9 digit zip code
                                                                      required)
Store phone no.  (       ) ____________________
Owner's name (Mr., Mrs., etc.) M________________________________________________
Home Address _________________________  City __________  State ____   Zip_______
Home phone no. (       ) ___________________
Analyst name _________________________________________  Analyst # ______________
Effective start date __________________________________________

TOTAL NUMBER OF CLASSIFICATIONS:    PLANNED _______       NO OPEN-TO-BUY _______

VISIONARY FORECASTING MONTHLY FEE:

        Magellan Forecast fee                                    $ ___________
        Galileo Forecast estimated monthly fees                  $ ___________
        Estimated monthly consulting fee                         $ ___________
        Sales tax (if applicable;__________%)                    $ ___________
               TOTAL MONTHLY FEE                                 $ ___________

PROGRAMMING SET-UP FEE:

        Programming set-up fee (twice the monthly fee)           $ ___________
        Sales tax                                                $ ___________
               TOTAL PROGRAMMING SET-UP FEE                      $ ___________

        Note: The fee for the first monthly plan is in addition to the programming set-up fee
        Note: Client is responsible for shipping and handling charges.

                                  TOTAL FEES TO COMMENCE SERVICE      $
                                                                      =======
SENT WITH SET UP PACKAGE:

        Check number      # __________      Check amount  $ ___________

(1) Forseon Corporation, dba RMSA, has been retained by the above-named client to provide merchandise forecasting services on a non-exclusive basis. This service consists of a comprehensive analysis of amounts of merchandise to be purchased (open-to-buy) by classification. RMSA's services do not include merchandise selection, sales efforts, customer service, operating expense control and other activities, which are exclusively

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                                                           Visionary Forecasting
                                                  New Client Information Package


        the responsibility of the client. Implementation, acceptance, or rejection of RMSA's open-to-buy is a business decision to be made by the client and the client accepts full responsibility for the results of this and any other business decisions that it makes.

(2) Client agrees to allow RMSA to use its name(s) in RMSA's promotional material (strike through if not applicable).

(3) A finance charge of the lesser of: the maximum rate permitted by law, or 1 1/2% per month (18% ANNUAL PERCENTAGE RATE) will be assessed on all past due fees.

(4)     30 day written notice is required to cancel this Service Agreement.

                 SEE ADDITIONAL TERMS AND CONDITIONS ON REVERSE

      Original to: Accounting Copy to: Sales, Receptionist, Data Processing



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                                                           Visionary Forecasting
                                                  New Client Information Package


      ADDITIONAL TERMS AND CONDITIONS OF THE VISIONARY FORECASTING SERVICE
                             (CONTINUED FROM FRONT)

DISCLAIMER AND LIMITATION OF LIABILITY. RMSA MAKES NO REPRESENTATION OR WARRANTY OF ANY KIND, EXPRESS OR IMPLIED (EITHER IN FACT OR BY OPERATION OF LAW), WITH RESPECT TO THE SERVICES PROVIDED UNDER THIS AGREEMENT. FURTHERMORE, RMSA DOES NOT WARRANT OR GUARANTEE IN ANY WAY THAT IMPLEMENTATION OF RMSA'S RECOMMENDATIONS WILL RESULT IN IMPROVED SALES, CASH FLOW, INVENTORY TURNOVER OR PROFITS. NO REPRESENTATIVE OF RMSA IS AUTHORIZED TO MAKE ORAL OR WRITTEN WARRANTIES, PROMISES OR REPRESENTATIONS WITH RESPECT TO SERVICES RENDERED UNDER THIS AGREEMENT AND NONE SHALL BE BINDING UPON RMSA. RMSA SHALL IN NO EVENT, INCLUDING A CLAIM OF NEGLIGENCE, BE LIABLE FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS) IN CONNECTION WITH SERVICES RENDERED UNDER THIS AGREEMENT. THE TOTAL AMOUNT OF ANY AND ALL ACTUAL, PUNITIVE OR EXEMPLARY DAMAGES RECOVERABLE UNDER THIS AGREEMENT SHALL BE LIMITED TO THE TOTAL OF ALL AMOUNTS PAID BY THE CLIENT TO RMSA AS FEES UNDER THIS AGREEMENT DURING THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE FILING OF A CLAIM FOR DAMAGES HEREUNDER BY THE CLIENT.

LEGAL FEES. In the event that any legal action is initiated to enforce any provision of this Agreement, the successful or prevailing party shall be entitled to collect reasonable attorneys' fees and costs incurred in such action.

OTHER PROVISIONS. No variation or modification of this Agreement or waiver of any of the terms or provisions hereof, shall be deemed valid unless it is in writing and signed by an executive officer of RMSA, and specifically references this Agreement. Failure by either party to enforce any term hereof shall not be deemed a waiver of future enforcement of that term or any other term. If any provision of this Agreement is held invalid under any applicable statute or rule of law, such invalidity shall not affect the validity or enforceability of other provisions of this Agreement and to this end the provisions of this Agreement are declared to be severable. This Agreement constitutes the entire agreement between the parties with respect to the subject matter and supersedes all prior agreements and undertakings, written and oral. No representations, covenants, undertakings, or prior or contemporaneous agreements, oral or written, respecting the subject matter of this Agreement not contained herein shall be deemed in any way to exist or bind any of the parties hereto. Each party to this Agreement acknowledges that it has not executed this Agreement in reliance on any such promise, representation, or warranty. This Agreement and the rights, duties and obligations hereunder may not be assigned by any party without the written consent of the other party. RMSA shall not be held liable or responsible for delays in performing or failures to perform to the extent that such delay or failure results from any cause beyond RMSA's control including, without limitation, delays caused by the client, any third party, acts of God, labor disputes, government laws or regulations, public disorders, fire or explosion. This Agreement is to be construed and interpreted in accordance with the internal laws of the State of California.


                                          (RMSA Riverside use only)
Client signature ______________________   Signature ____________________________

Client name (print)____________________   Name (print) _________________________

Title _________________________________   Title  _______________________________

Date __________________________________   Date _______________________________



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